UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

CareCloud, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024

CARECLOUD, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36529	22-3832302
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 Clyde Road, Somerset, New Jersey, 08873
(Address of principal executive offices, zip code)

(732) 873-5133

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCLD	Nasdaq Global Market
8.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDP	Nasdaq Global Market
8.75% Series B Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	CCLDO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On December 9, 2024, the Registrant issued a press release announcing the commencement of the solicitation of proxies to approve an amendment to the Registrant’s Certificate of Amendment of Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”). A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

On December 9, 2024, the Registrant provided a slide presentation to accompany its proxy statement with respect to the solicitation of proxies to approve an amendment to the Certificate of Incorporation. A copy of the slide presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Safe Harbor Statement

Statements contained in the exhibits that state the Registrant’s or its management’s expectations or predictions of the future are forward-looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. It is important to note that the Registrant’s actual results could differ materially from those projected in such forward-looking statements. The Registrant does not assume any obligations to update any of the forward-looking statements contained in the exhibits to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated December 9, 2024.

99.2	Slide presentation dated December 9, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CareCloud, Inc.

Date:	December 9, 2024	By:	/s/ A. Hadi Chaudhry
A. Hadi Chaudhry
Chief Executive Officer

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Exhibit 99.1

CareCloud Files Special Meeting Proxy to Accelerate Growth

SOMERSET, N.J., December 9, 2024 (GLOBE NEWSWIRE) — CareCloud, Inc. (the “Company” or “CareCloud”) (Nasdaq: CCLD CCLDO, CCLDP), a leader in healthcare information technology solutions for medical practices and health systems nationwide, today announced the solicitation of proxies from its common stock (the “Common Stock”) shareholders to approve an increase in its authorized shares. This increase is designed to support the Company’s growth initiatives and corporate objectives.

Focus on Growth

Mahmud Haq, Founder and Executive Chairman of CareCloud’s Board of Directors stated, “As CareCloud’s largest common stockholder, Founder and Executive Chairman, I enthusiastically support this proposal. Our board and executive team collectively own more than 38% of the Common Stock and we firmly believe that increasing the number of authorized shares is essential to driving our revenue and profits – empowering us to deliver sustained, double-digit growth with a simultaneous, laser-like focus on profitability.”

CareCloud, a leading developer and provider of healthcare information technology and AI solutions, has achieved a 23% compound annual growth rate (“CAGR”) over the past decade through its focus on acquisitive and organic growth. During the first three quarters of 2024, the Company generated over $10 million in free cash flow and achieved a 50% year-over-year increase in adjusted EBITDA.

The Proposal

The board-supported proposal seeks to increase the Company’s authorized shares of Common Stock from 35 million to 85 million. This increase is intended to provide the flexibility needed for strategic growth initiatives, including future acquisitions, and to enable the potential conversion of the Company’s outstanding Series A Preferred Stock to Common Stock. Additionally, it supports investments in organic growth and other corporate priorities.

The Special Meeting of Common Stock Shareholders, which is scheduled for January 27, 2025, will enable holders of the Common Stock as of December 3, 2024 to vote on increasing the Company’s authorized shares of Common Stock. Additional information regarding the Proxy is available on the Company’s website and at www.sec.gov.

How to Vote

CareCloud encourages all shareholders to participate and ensure their voices are heard. Shareholders may vote through one of the following methods:

-	E-Vote: Shareholders may visit the website of the Company’s transfer agent (https://www.vstocktransfer.com/proxy) and use the identified control number to vote on or before 11:59 pm Eastern Time on January 23, 2025. Alternatively, they may vote online through their investment broker by following their voting instructions.

-	Mail: Shareholders may mark, sign and date their proxy card, then detach it, and return it in the enclosed postage paid envelope. Proxies must be received by January 23, 2025, to be counted.

-	Attend the Special Meeting: Shareholders may attend and vote their shares at the Special Meeting on January 27, 2025.

About CareCloud

CareCloud brings disciplined innovation to the business of healthcare. Our suite of technology-enabled solutions helps clients increase financial and operational performance, streamline clinical workflows and improve the patient experience. More than 40,000 providers count on CareCloud to help them improve patient care while reducing administrative burdens and operating costs. Learn more about our products and services including revenue cycle management (RCM), practice management (PM), electronic health records (EHR), business intelligence, patient experience management (PXM) and digital health at www.carecloud.com.

Follow CareCloud on LinkedIn, Twitter and Facebook.

Important Additional Information and Where to Find It. CareCloud filed with the SEC a Definitive Proxy Statement on Schedule 14A on December 5, 2024, with respect to its future solicitation of proxies for the Special Meeting of Common Stock Shareholders (including any and all adjournments, postponements, continuations, and reschedulings thereof, the “Special Meeting”). The information contained in this press release is merely a summary of certain relevant portions of the Definitive Proxy Statement and it is important that shareholders review the entirety of the filing. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER AMENDMENTS OR SUPPLEMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT CARECLOUD’S FILING. Investors and security holders may obtain copies of these documents and other documents filed with the SEC by CareCloud free of charge through the website maintained by the SEC at www.sec.gov. The Notice of the Special Meeting of Common Stock Shareholders and our Definitive Proxy Statement for the Special Meeting, the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and our Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2024 are available at www.sec.gov.

Forward-Looking Statements

This press release contains various forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These statements relate to anticipated future events, future results of operations or future financial performance. In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “will,” “shall,” “should,” “could”, “intends,” “expects,” “plans,” “goals,” “projects,” “anticipates,” “believes,” “seeks,” “estimates,” “predicts,” “possible,” “potential,” “target,” or “continue” or the negative of these terms or other comparable terminology.

Our operations involve risks and uncertainties, many of which are outside our control, and any one of which, or a combination of which, could materially affect our results of operations and whether the forward-looking statements ultimately prove to be correct. Forward-looking statements in this press release include, without limitation, statements reflecting management’s expectations for future financial performance and operating expenditures, expected growth, profitability and business outlook, the impact of pandemics on our financial performance and business activities, and the expected results from the integration of our acquisitions.

These forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are only predictions, are uncertain and involve substantial known and unknown risks, uncertainties and other factors which may cause our (or our industry’s) actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. New risks and uncertainties emerge from time to time, and it is not possible for us to predict all of the risks and uncertainties that could have an impact on the forward-looking statements, including without limitation, risks and uncertainties relating to the Company’s ability to manage growth, migrate newly acquired customers and retain new and existing customers, maintain cost-effective global operations, increase operational efficiency and reduce operating costs, predict and properly adjust to changes in reimbursement and other industry regulations and trends, retain the services of key personnel, develop new technologies, upgrade and adapt legacy and acquired technologies to work with evolving industry standards, compete with other companies’ products and services competitive with ours, and other important risks and uncertainties referenced and discussed under the heading titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission.

The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not assume any obligations to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made.

SOURCE CareCloud

Company Contact:

Norman Roth

Interim Chief Financial Officer and Corporate Controller

CareCloud, Inc.

nroth@carecloud.com

Investor Contact:

Stephen Snyder

President

CareCloud, Inc.

ir@carecloud.com

Exhibit 99.2